                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]       Filed by a Party other than the Registrant [ ]

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Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12
[ ]  Confidential, For Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))


                        INSIGNIA FINANCIAL GROUP, INC.
               (Name of Registrant as Specified in Its Charter)


   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1) Amount previously paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:


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Insignia Financial Group, Inc.                   [INSIGNIA FINANCIAL GROUP LOGO]
Special Meeting
Meeting Date:  07/22/2003
Record Date:   06/19/2003

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                    YOUR ELECTRONIC PROXY VOTE HAS THE SAME
                    VALIDITY AS A PROPERLY EXECUTED PROXY CARD
                    RETURNED BY MAIL.


                    To access the voting system, enter the unique control number printed on your proxy card, then click on CONTINUE.


                    YOUR CONTROL NUMBER:

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


Insignia Financial Group, Inc.                   [INSIGNIA FINANCIAL GROUP LOGO]
Special Meeting
Meeting Date:  07/22/2003
Record Date:   06/19/2003

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                        VALIDATED CONTROL NUMBER:


                    PROXY SOLICITED ON BEHALF OF THE BOARD OF
                    DIRECTORS OF INSIGNIA FINANCIAL GROUP, INC.


     The undersigned hereby appoints Andrew L. Farkas and Adam B. Gilbert, or any of them, proxies (each with full power of substitution) to vote, as indicated below and in their discretion upon such other matters, not known or determined as of the date of the proxy statement, as to which stockholders may be entitled to vote at the special meeting of the stockholders of Insignia Financial Group, Inc. to be held at the offices of Proskauer Rose LLP, 1585 Broadway, New York, New York 10036 on Tuesday, July 22, 2003 at 9:00 a.m., local time, and at any adjournment or postponement of the special meeting.


      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE MERGER PROPOSAL.

         TO VOTE YOUR SHARES IN CONNECTION WITH THE MEETING, SELECT ONE OF THE FOLLOWING TWO CHOICES, THEN CLICK ON PROCEED.

         o Vote as the Board of Directors recommends on all proposals.

         o   Vote on each proposal separately.


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                                    Proceed  |
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


Insignia Financial Group, Inc.                   [INSIGNIA FINANCIAL GROUP LOGO]
Special Meeting
Meeting Date:  07/22/2003
Record Date:   06/19/2003

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                                                          Control Number:


                                You elected to:


          VOTE AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL PROPOSALS.



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                        Submit |                 Modify Choice  |
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


Insignia Financial Group, Inc.                   [INSIGNIA FINANCIAL GROUP LOGO]
Special Meeting
Meeting Date:  07/22/2003
Record Date:   06/19/2003

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                                                            Control Number:


                                You elected to:
                      VOTE ON EACH PROPOSAL INDIVIDUALLY.


      Indicate your choice by clicking on the appropriate box, then SUBMIT your vote:

      1. A PROPOSAL TO ADOPT THE AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER, DATED AS OF MAY 28, 2003, BY AND AMONG INSIGNIA FINANCIAL GROUP, INC., CB RICHARD ELLIS SERVICES, INC., CBRE HOLDING, INC. AND APPLE ACQUISITION CORP. AND APPROVE THE MERGER OF APPLE ACQUISITION CORP. WITH AND INTO INSIGNIA FINANCIAL GROUP, INC. AS PROVIDED THEREIN.


            [ ] FOR        [ ] AGAINST         [ ] ABSTAIN


                               |                   |
                        Submit |      Clear Ballot |
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


Insignia Financial Group, Inc.                   [INSIGNIA FINANCIAL GROUP LOGO]
Special Meeting
Meeting Date:  07/22/2003
Record Date:   06/19/2003

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                                                           Control Number:


              PLEASE ENTER ANY ADDITIONAL APPLICABLE INFORMATION:


             Send me a confirmation of my vote:
             Here's my e-mail address:
             ---------------------------------------
             |
             |



                                                         |
                                                  Submit |
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


Insignia Financial Group, Inc.                   [INSIGNIA FINANCIAL GROUP LOGO]
Special Meeting
Meeting Date:  07/22/2003
Record Date:   06/19/2003

--------------------------------------------------------------------------------

                                                           Control Number:


                            SUMMARY OF YOUR CHOICES

             Proposal
             1.

                   A proposal to adopt the Amended and Restated
                   Agreement and Plan of Merger, dated as of May 28, 2003, by and among Insignia Financial Group, Inc., CB Richard Ellis Services, Inc., CBRE Holding,
                   Inc. and Apple Acquisition Corp. and approve the merger of Apple Acquisition Corp. with and into Insignia Financial Group, Inc. as provided therein.


                   FOR



                                   |                         |
                       Submit Vote |            Modify Vote  |
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


Insignia Financial Group, Inc.                   [INSIGNIA FINANCIAL GROUP LOGO]
Special Meeting
Meeting Date:  07/22/2003
Record Date:   06/19/2003

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